UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: January 13, 2009

(Date of Earliest Event Reported)

Dakota Growers Pasta Company, Inc.

(Exact name of registrant as specified in its charter)

North Dakota	000-50111	45-0423511
(State or other	(Commission	(I.R.S. Employer
jurisdiction	File Number)	Identification No.)
of Incorporation)

One Pasta Avenue

Carrington, North Dakota 58421

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (701) 652-2855

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On January 13, 2009, Dakota Growers Pasta Company, Inc. (the “Company”) entered into various agreements with CoBank, ACB (“CoBank”). The agreements include a Statused Revolving Credit Supplement, a Non-Revolving Credit Supplement and two Multiple Advance Term Loan Supplements.

CoBank agrees to make loans to the Company under the revolving credit facility pursuant to the Statused Revolving Credit Supplement in an aggregate principal amount not to exceed, at any one time outstanding, the lesser of $45,000,000 or a borrowing base established by CoBank based upon the Company’s accounts receivable and inventory amounts. The primary purpose of the revolving credit facility is to finance inventory and receivables. The revolving credit facility allows for both variable and fixed interest rate options and extends through January 13, 2010.

CoBank agrees to make loans to the Company under the Non-Revolving Credit Supplement (Letters of Credit) in an aggregate principal amount not to exceed $350,000 at any one time outstanding.  The primary purpose of the non-revolving credit supplement is to reimburse CoBank for any drafts that it may honor under letter(s) of credit issued on behalf of the Company and extends through September 30, 2011.

The Company also entered into modifications to existing term loan agreements with respect to debt previously incurred by the Company.  Those documents are attached as Exhibits 10.3 and 10.4 hereto.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This report contains forward-looking statements based on assumptions by the management of Dakota Growers Pasta Company, Inc. as of the date of this report, including assumptions about risks and uncertainties faced by Dakota Growers Pasta Company, Inc.  The words “believe,” “expect,” “anticipate,” “intend,” “will” and similar verbs or expressions are intended to identify such forward-looking statements.  If management’s assumptions prove incorrect or should unanticipated circumstances arise, Dakota Growers Pasta Company, Inc.’s actual results could differ materially from those anticipated. Such differences could be caused by a number of factors or combination of factors, including factors which are beyond the control of the Company.   Readers are strongly urged to consider such factors when evaluating any forward-looking statement and not to put undue reliance on any forward-looking statements.

Item 9.01  Financial Statements and Exhibits.

(a)                                                          Financial Statements: Not Applicable

(b)                                                         Pro Forma Financial Information: Not Applicable

(c)                                                          Shell Company Transactions: Not Applicable

(d)                                                         Exhibits:

10.1	Statused Revolving Credit Supplement between the Company and CoBank, ACB.

10.2	Non-Revolving Credit Supplement between the Company and CoBank, ACB.

10.3	Multiple Advance Term Loan Supplement, Loan No. RIE539T07A between the Company and CoBank, ACB.

10.4	Multiple Advance Term Loan Supplement, Loan No. RIE539T06B between the Company and CoBank, ACB.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAKOTA GROWERS PASTA COMPANY, INC.

	By	/s/	Timothy J. Dodd
			Timothy J. Dodd,	President and
Chief Executive Officer

January 16, 2009